Pursuant to Rule 497(e)
Registration No. 33-8746

THE TOCQUEVILLE TRUST

SUPPLEMENT DATED DECEMBER 27, 2007, TO THE
PROSPECTUS DATED FEBRUARY 28, 2007

The purpose of this supplement is to inform investors that effective January 2, 2008, Mr. Joseph Zock will no longer serve as portfolio manager of The Tocqueville Small Cap Value Fund.  Mr. Zock will be replaced by a team of investment professionals comprised of Mr. P. Drew Rankin, Mr. Doug Adams and Mr. Allen Huang.  As a result, on page 15, the fifth paragraph in the section entitled “Portfolio Management” is revised as of January 2, 2008 to read as follows:

“P. Drew Rankin has been the co-portfolio manager of The Tocqueville Small Cap Value Fund since January 2008.  Mr. Rankin also serves as Senior Managing Director of the Advisor and is a member of the Advisor’s Investment Committee.  Additionally, Mr. Rankin serves as Director of Tocqueville Management Corporation.  Before joining the Advisor in 1994, and for the eight year period from 1986 to 1994, Mr. Rankin founded and served as Chief Investment Officer of the Personal Business Management Group.  For the three year period from 1982 to 1985, Mr. Rankin served as value manager and healthcare analyst at Columbia University Endowment Fund.  Prior to that, and for the ten year period from 1972 to 1982, Mr. Rankin held various positions at Irving Trust Company, including senior manager of Trust Investments and healthcare analyst.  Mr. Rankin holds an MBA from New York University and a BA from Pennsylvania State University.

Doug Adams has been the co-portfolio manager of The Tocqueville Small Cap Value Fund since January 2008.  Mr. Adams also serves as Managing Director of the Advisor.  Before joining the Advisor in 2004, and for the eight year period from 1997 to 2004, Mr. Adams held various positions at Davenport & Company including director of national research, healthcare analyst and member of the Davenport Investment Policy Committee.  Mr. Adams holds a BA degree in Economics from Washington and Lee University.

Allen Huang has been the co-portfolio manager of The Tocqueville Small Cap Value Fund since January 2008.  Mr. Huang also serves as a Senior Equity Analyst of the Advisor.  Before joining the Advisor in 2001, and for the three year period from 1998 to 2001, Mr. Huang held various positions at Lotus Pacific, Inc. including corporate controller and analyst.  Mr. Huang holds an MBA from Brigham Young University and a BA from Denison University.  In addition, Mr. Huang is a CFA charter holder.”